                                                                    EXHIBIT 99.2

                                              NOTICE OF GUARANTEED DELIVERY
                                                           FOR

                                           TENDER OF 9 3/4% SENIOR SUBORDINATED
                                                      NOTES DUE 2007

                                                     IN EXCHANGE FOR

                                           9 3/4% SENIOR SUBORDINATED NOTES DUE
                                                      2007, SERIES A

                                            GRAHAM-FIELD HEALTH PRODUCTS, INC.

     This form, or one substantially equivalent hereto, must be used by a Holder to accept the Exchange Offer of Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), who wishes to tender 9 3/4% Senior Subordinated Notes due 2007 (the "Old Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed
Delivery Procedures" of the Company's Prospectus, dated             , 1997 (the
"Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any Holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON             , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
                   AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

           By Mail:                   Telephone Number:       By Hand or Overnight Delivery:
          P.O. Box 84                  (212) 858-2103                One State Street
     Bowling Green Station                                         New York, N.Y. 10004
   New York, N.Y. 10274-0084          Facsimile Number:          Attention: Reorganization
   Attention: Reorganization           (212) 858-2611              Operations Department
     Operations Department        Attention: Reorganization    Securities Processing Window,
                                    Operations Department          Subcellar One (SC-1)
                                        Telex: 177754

                            ------------------------

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

THE UNDERSIGNED HEREBY TENDERS THE OLD NOTES LISTED BELOW:

        CERTIFICATE NUMBER(S) (IF KNOWN) OF OLD
            NOTES OR ACCOUNT NUMBER AT THE                     AGGREGATE PRINCIPAL        AGGREGATE PRINCIPAL
                  BOOK-ENTRY FACILITY                           AMOUNT PRESENTED            AMOUNT TENDERED
-------------------------------------------------------     -------------------------  -------------------------

The Book-Entry Transfer Facility Account Number
(if the Old Notes will be tendered by book-entry transfer):

--------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Holder(s) or

Authorized Signatory:
--------------------------------------------------------------------------------

Name(s) of Registered Holder(s):
----------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.
--------------------------------------------------------------------------

Date
--------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s)
================================================================================
--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
================================================================================

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal and any other required documents, all by 5:00 p.m., New York City time, within three (3) New York Stock Exchange trading days following the Expiration Date.

Name of Firm:
  ----------------------------------          ------------------------------------------
                                                        (AUTHORIZED SIGNATURE)

Address:
 -----------------------------------------    Name:
                                              ------------------------------------------
            (INCLUDE ZIP CODE)

                                              Title:
                                              ------------------------------------------
                                                        (PLEASE TYPE OR PRINT)

Area Code and Tel. Number:

                                              Date:
                                              -------------------------------------,
                                              1997
------------------------------------------

DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Old Notes, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

          If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Old Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered Holder(s) appears on the Old Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

          If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                  INSTRUCTION TO REGISTERED HOLDER AND/OR BOOK
                ENTRY TRANSFER PARTICIPANT FROM BENEFICIAL OWNER

                                      FOR

              TENDER OF 9 3/4% SENIOR SUBORDINATED NOTES DUE 2007

                                IN EXCHANGE FOR

              9 3/4% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON             , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
                   AT ANY TIME PRIOR TO THE EXPIRATION DATE.

To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

     The undersigned hereby acknowledges receipt of the Prospectus dated
            , 1997 (the "Prospectus") of Graham-Field Health Products, Inc., a Delaware corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange its 9 3/4% Senior Subordinated Notes Due 2007, Series A (the "New Notes") for all of its outstanding 9 3/4% Senior Subordinated Notes Due 2007 (the "Old Notes"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

     $          of the 9 3/4% Senior Subordinated Notes Due 2007.

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

[ ] To TENDER the following Old Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF OLD NOTES TO BE TENDERED (IF ANY):
     $          .

[ ]  NOT to TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an "affiliate," that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account in exchange for Old Notes, it represents that such Old Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                                   SIGN HERE

Name of beneficial owner(s):
---------------------------------------------------------------------------

Signature(s):
--------------------------------------------------------------------------------

Name(s) (please print):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------

Date:
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

       ------------------------------------------------------------------

                                        GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:               NUMBER OF --
------------------------------------------------------------------
 1.  An individual's account            The individual
 2.  Two or more individuals (joint     The actual owner of the ac-
     account)                           count or, if combined funds,
                                        any one of the
                                        individuals(1)
 3.  Husband and wife (joint account)   The actual owner of the ac-
                                        count or, if joint funds,
                                        either person
 4.  Custodian account of a minor       The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)    The adult or, if the minor
                                        is the only contributor, the
                                        minor(1)
 6.  Account in the name of guardian    The ward, minor or incompe-
     or committee for a designated      tent person(3)
     ward, minor or incompetent
     person
 7.  a. The usual revocable savings     The grantor trustee(1)
     trust account (grantor is also
        trustee)
     b. So-called trust account that    The actual owner(1)
     is not a legal or valid trust
        under state law
 8.  Sole proprietorship account        The actual owner(4)
------------------------------------------------------------------
                                        GIVE THE EMPLOYER IDEN-
  FOR THIS TYPE OF ACCOUNT:             TIFICATION NUMBER OF --
------------------------------------------------------------------
 9.  A valid trust, estate, or          The legal entity (Do not
     pension trust                      furnish the identification
                                        number of the personal
                                        representative or trustee
                                        unless the legal entity
                                        itself is not designated in
                                        the account title.)(5)
10.  Corporate account                  The corporation
11.  Religious, charitable, or          The organization
     educational organization account
12.  Partnership account held in the    The partnership
     name of the business
13.  Association, club or other         The organization
     tax-exempt organization
14.  A broker or registered nominee     The broker or nominee
15.  Account with the Department of     The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school,
     district, or prison) that
     receives agricultural program
     payments

       ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.
- A financial institution.
- An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
- The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- An international organization or any agency, or instrumentality thereof.
- A registered dealer in securities or commodities registered in the United States or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under section 584(a) of the Code.
- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.
- An entity registered at all times under the Investment Company Act of 1940.
- A foreign central bank of issue.

  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
- Payments to nonresident aliens subject to withholding under section 1441 of the Code.
- Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
- Payments made by certain foreign organizations.
- Payments made to a nominee.

  Payments of interest not generally subject to backup withholding include the following:
- Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
- Payments described in section 6049(b)(5) of the Code to nonresident aliens.
- Payments on tax-free covenant bonds under section 1451 of the Code.
- Payments made by certain foreign organizations.
- Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM. WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and their regulations.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

------------------------------------------------------------------------

SUBSTITUTE  PART I -- Please provide your TIN  PART III
     in the box at the right and       --------------------------------
FORM  certify by signing and dating    Social Security Number
 W-9  below.                           OR
                                       ---------------------------------
  DEPARTMENT                           Employer Identification
  OF THE                               Number
  TREASURY                             (If awaiting TIN write
                                       "Applied For")
  INTERNAL
  REVENUE
  SERVICE
    --------------------------------------------------------------------
Payer's  PART II -- For Payees Exempt from Backup Withholding, see the
Request  enclosed Guidelines for Certification of Taxpayer Identification
  for  Number on Substitute Form W-9 and complete as instructed therein.
  Taxpayer
  Identification
  Number (TIN)
------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The Number shown on this form in my correct Taxpayer Identification
     Number (or I am waiting for a number to be issued to me); and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
 CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
------------------------------------------------------------------------
 NAME:
 -----------------------------------------------------------------------
 (PLEASE PRINT)

 SIGNATURE:                           DATE:
 -------------------------------------
                                      -------------------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TIN.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all payments of the Offer Price made to me thereafter will be withheld until I provide a number.

   =========================================================
                Signature                                 Date
--------------------------------------------------------------------------------

              TENDER OF 9 3/4% SENIOR SUBORDINATED NOTES DUE 2007

                                IN EXCHANGE FOR

              9 3/4% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON             , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
                   AT ANY TIME PRIOR TO THE EXPIRATION DATE.

To Registered Holders and Depository
   Trust Company Participants:

     We are enclosing herewith the material listed below relating to the offer by Graham-Field Health Products, Inc. (the "Company"), a Delaware corporation, to exchange its 9 3/4% Senior Subordinated Notes Due 2007, Series A (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 9 3/4% Senior Subordinated Notes Due 2007 (the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated
          , 1997, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

     Enclosed herewith are copies of the following documents:

          1. Prospectus dated             , 1997;

          2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

          3. Notice of Guaranteed Delivery; and

          4. Letter which may be sent to your clients for whose account you hold Old Notes in your name or in the name of your nominee, with space provided for obtaining such client's instruction with regard to the Exchange Offer.

     We urge you to contact your clients promptly. Please note that the Exchange Offer will expire on the Expiration Date unless extended.

     The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

     Pursuant to the Letter of Transmittal, each Holder of Old Notes will represent to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes within the meaning of the Securities Act, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an "affiliate," that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account in exchange for Old Notes, it represents that such Old Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The enclosed Letter to Clients contains an authorization by the beneficial owners of the Old Notes for you to make the foregoing representations.

     The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

     Additional copies of the enclosed material may be obtained from the undersigned.

                                          Very truly yours,

                                          AMERICAN STOCK TRANSFER
                                            & TRUST COMPANY